UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 3, 2023 (March 29, 2023)

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered*
Common Shares, without par value	IVCRQ*
* On February 16, 2023, the New York Stock Exchange (“NYSE”) filed a Form 25 with the Securities and Exchange Commission to delist the common shares, no par value (the “Common Stock”), of Invacare Corporation from NYSE. The delisting was effective 10 days after the Form 25 was filed. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after filing of the Form 25. Following deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, the Common Stock shall remain registered under Section 12(g) of the Securities Exchange Act of 1934. Trading of the Company’s Common Stock now occurs on the OTC Pink Market under the symbol “IVCRQ.”
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Plan and Disclosure Statement

As previously disclosed, on January 31, 2023 (the “Petition Date”), Invacare Corporation (the “Company”) and two of its U.S. direct subsidiaries (collectively, the “Debtors” or “Company Parties”) filed voluntary petitions under chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) to implement the Restructuring Transactions (as defined below) contemplated by the Restructuring Support Agreement and the Plan (as defined below) (the “Chapter 11 Cases”). On the Petition Date, the Company Parties filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re: Invacare Corporation, et al.” Certain of the Company’s subsidiaries in the United States and the Company’s international subsidiaries, including those in Europe, Canada, Mexico, and in the Asia-Pacific regions were not included in the Chapter 11 filing.

Also, as previously disclosed, on January 31, 2023, the Company Parties entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with certain of their prepetition stakeholders (the “Consenting Stakeholders”). Under the Restructuring Support Agreement, the Consenting Stakeholders have agreed, subject to certain terms and conditions, to support a financial restructuring (the “Restructuring”) of the existing debt of, existing equity interests in, and certain other obligations of the Company Parties. On February 2, 2023, the Company Parties filed an initial joint plan of reorganization and on February 15, 2023, the Company Parties filed a related disclosure statement, each consistent with the Restructuring Support Agreement and restructuring term sheet (the “Restructuring Term Sheet”), attached to and incorporated into the Restructuring Support Agreement (such transactions described in, and in accordance with, the Restructuring Support Agreement and the Restructuring Term Sheet, the “Restructuring Transactions”).

On March 29, 2023, the Company Parties filed the First Amended Joint Plan of Reorganization (the “Amended Plan”) and First Amended Disclosure Statement (the “Amended Disclosure Statement”). On March 30, 2023, the Bankruptcy Court approved the adequacy of the Amended Disclosure Statement as well as the solicitation and notice procedures with respect to confirmation of the Amended Plan, approved the forms of ballots and notices in connection therewith, approved the rights offering procedures and related materials, approved the scheduling of certain dates with respect thereto, and granted related relief.

Although the Company Parties intend to pursue the Restructuring in accordance with the terms set forth in the Amended Plan and the Restructuring Support Agreement, there can be no assurance that the Amended Plan will be approved by the Bankruptcy Court or that the Company Parties will be successful in consummating the Restructuring or any other similar transaction on the terms set forth in the Amended Plan, on different terms, or at all.

Monthly Operating Report

On March 31, 2023, the Company Parties filed with the Bankruptcy Court their monthly operating report for the period beginning January 31, 2023 and ending February 28, 2023 (the “Monthly Operating Report”). This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information disclosed herein.

The Company expects to file future monthly operating reports and other documents with the Bankruptcy Court while the Chapter 11 Cases remain pending. The filing of such reports and other documents may not be accompanied by a Current Report on Form 8-K filing.

Court filings and information about the Chapter 11 Cases, including the Amended Plan, Amended Disclosure Statement, monthly operating reports and other documents can be found at a website maintained by the Company’s claims agent Epiq at http://dm.epiq11.com/case/invacare/dockets. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated therein.

The foregoing description of the Amended Plan, Amended Disclosure Statement and Monthly Operating Report does not purport to be complete and is qualified in its entirety by reference to the Amended Plan, Amended Disclosure Statement (copies of which are furnished herewith as Exhibit 99.1) and Monthly Operating Report and incorporated by reference herein. Information contained in the Amended Plan, Amended Disclosure Statement and Monthly Operating Report is subject to change, whether as a result of further amendments or supplements to the Amended Plan, Amended Disclosure Statement and Monthly Operating Report, third-party actions, or otherwise, and should not be relied upon by any party.

This Current Report is not a solicitation to accept or reject the Amended Plan. Any such solicitation will be made pursuant to and in accordance with the Amended Disclosure Statement and applicable law, including orders of the Bankruptcy Court.

The information being furnished under this Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act,”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding the Company’s Common Shares

The Company cautions that trading in the Company’s securities (including, without limitation, the Company’s common shares) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of shares of the Company’s common shares could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding the Chapter 11 Cases, the monthly operating reports, the DIP facility, the Company’s ability to consummate and complete a plan of reorganization and its ability to complete a plan of reorganization and continue operating in the ordinary course while the Chapter 11 Cases are pending, the Company’s expected position upon emergence from bankruptcy, the Company’s expected profitability and liquidity and the Company’s preliminary results. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to successfully complete a restructuring under Chapter 11, including: consummation of a plan of reorganization; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; objections to the Company’s recapitalization process, DIP facility, or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP facility and other financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common shares; the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of any plan of reorganization and the DIP facility, and the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate a plan of reorganization or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; and other litigation and inherent risks involved in a bankruptcy process.

Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the U.S Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements, except as required by law.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	First Amended Disclosure Statement for the First Amended Joint Chapter 11 Plan of Invacare Corporation and its Debtor Affiliates.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: April 3, 2023	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel,
Chief Administrative Officer and Secretary